UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): October 14, 2022 (October 13, 2022)

VAALCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported on October 14, 2022, on October 13, 2022, VAALCO Energy, Inc. (“VAALCO”) and VAALCO Energy Canada ULC (“AcquireCo”), an indirect wholly-owned subsidiary of VAALCO, completed a strategic business combination with TransGlobe Energy Corporation (“TransGlobe”) whereby AcquireCo acquired all of the issued and outstanding TransGlobe common shares (the “Arrangement”) and TransGlobe became a direct wholly-owned subsidiary of AcquireCo and an indirect wholly-owned subsidiary of VAALCO, pursuant to an arrangement agreement entered into by VAALCO, AcquireCo and TransGlobe on July 13, 2022.

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends and supplements Item 9.01 of the Current Report on Form 8-K filed by VAALCO with the U.S. Securities and Exchange Commission (the “SEC”) on October 14, 2022 (the “Original Form 8-K”) to provide historical information regarding oil and natural gas producing activities of TransGlobe as required by Item 9.01(a) of Form 8-K and permitted to be filed by amendment to the Original Form 8-K pursuant to Item 9.01(a)(3) of Form 8-K. Except for the filing of such historical information regarding oil and natural gas producing activities of TransGlobe, this Amendment No. 1 does not modify or update other disclosures in, or exhibits to, the Original Form 8-K and accordingly should be read in conjunction with the Original Form 8-K.

The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Amendment No. 1.

Item 9.01.          Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The historical information regarding oil and natural gas producing activities of TransGlobe for each of the years ended December 31, 2021 and 2020 are attached as Exhibit 99.1 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	The historical information regarding oil and natural gas producing activities of TransGlobe for each of the years ended December 31, 2021 and 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: December 21, 2022
	By:	/s/ Jason Doornik
	Name:	Jason Doornik
	Title:	Chief Accounting Officer and Controller